UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2003

EVERCEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14919	06-1528142

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Pond Park Road, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)

(781) 741-8800

(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

On October 30, 2003, Evercel issued the press release attached hereto as Exhibit 99.1.

Exhibit
Number           Description of Document

------               -----------------------

99.1                 Press release issued by Evercel on October 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCEL, INC.

Dated: October 30, 2003	By: /s/Garry A. Prime
Garry A. Prime
President

INDEX TO EXHIBITS

Exhibit
Number            Description of Document

------               -----------------------

99.1                 Press release issued by Evercel on October 30, 2003.